                                 EXHIBIT 99


Slide  show  used  in  the  Investor  Meeting


Slide  1:      AirGate  PCS  logo

Slide  2:      Forward-Looking  Statement

Statements contained in this presentation regarding expected financial results and other expected events should be considered forward-looking statements that are subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, AirGate PCS' management. A variety of factors could cause actual results to differ materially from those anticipated in AirGate PCS' forward-looking statements, including the following factors: the competitiveness of Sprint PCS pricing plan, products and services; consumer purchasing patterns; potential fluctuations in quarterly results; our dependence on our affiliation with Sprint PCS; an adequate supply of subscriber equipment; new product development; risk related to our ability to compete with larger, more established businesses; rapid technological and market change; risks related to future growth and expansion, our significant level of indebtedness and volatility of stock prices. For a detailed discussion of these and other cautionary statements and factors that could cause actual results to differ from AirGate PCS' forward-looking statements, please refer to AirGate PCS' Form 10-K for the fiscal year ended September 30, 2000, and in subsequent filings with the Securities and Exchange Commission.

Slide  3:

Company  Profile

-        Exclusive  Sprint  PCS  affiliate  in  its  southeastern  territory

-        Owns  and  operates  a  100%  digital,  100%  PCS  network

-        Offers  Sprint  PCS  wireless  communications  products  and  services

-        103,440  customers  as  of  December 31, 2000


Slide  4:

Key  Investment  Considerations

-        Exclusive  Sprint  PCS  provider  to  over  7.1  million  POPs

-        Successful  execution  of  rapid  network  build-out

-        Nationally  recognized  Sprint  PCS  brand  name

-        Proven  ability  to  attract  customers

-        Sprint  is  local  exchange  carrier  for  30%  of  POPs  in  territory

-        Established  Sprint  PCS  back  office  and  support  services

-        Fully  financed  business  plan

Slide  5:

Graphic titled "AirGate Markets - 7.1 MM POPS," showing AirGate PCS' current service area as provided under its agreement with Sprint PCS on a color-coded geographic map of Georgia, North Carolina, South Carolina and Tennessee.

Slide  6:

Sprint  Partnership  Benefits

-        50  year  potential  term

-        Invested  over  $55  million  for  licenses  and  microwave  clearing

-        Sprint  PCS  brand  name  recognition

-        National  marketing,  advertising  and  distribution  programs

-        92%  of  collected  revenues  paid  to  AirGate

-        AirGate  collects  100%  of  roaming  revenue

Slide  7:

Network Coverage

-        MET OR EXCEED SPRINT PCS BUILD-OUT REQUIREMENTS IN ALL MARKETS

-       FY2001:



                             DECEMBER 31, 2000            September  30,  2001


            Switches                 3                               4
            Cell  Sites             598                         675-700
            Coverage                79%                         83-84%




-        WITH THIS COVERAGE OUR NETWORK WILL BE COMPETITIVE WITH ALL OTHER
         CARRIERS IN OUR MARKETS

Slide  8:

NETWORK CAPACITY

 - Superior Capacity of BASIC CDMA (10 mhz)
      3 x Analog (25mhz)
      2 x GSM (30 mhz)
      1.3 x TDMA (20 mhz)

 - Present & Planned technological enhancements
      40% capacity gain by using 9.6 kbps vocoder
      Further 60% capacity increase with upgrade to 1XRTT
      And further capacity increase by using smart antennae by 2004


Slide 9:

NETWORK CAPACITY

 - With technology improvements, will have a very limited number of locations that are estimated to be capacity constrained

 - Solution - Cell splitting

 - Less that $30M capex over 10 years even assuming 25% more traffic than business plan


Slide 10:


 - Auction participation was alternative to additional capex

     But prices escalated beyond a reasonable threshold

 - At conclusion of auction (Round 101)

      4.7 million POPs available
      $192 million high bid total
      $41 / POP average price with higher amounts;
             Myrtle Beach      $104 / POP
             Florence          $ 74 / POP
             Greenville, NC    $ 73 / POP
             Columbia          $ 62 / POP
             Charleston        $ 58 / POP

 - Compare to AirGate cumulative capex / covered POP of $37 at 12/31/2000


Slide 11:

Graphic  titled  "Channel  Mix,  1Q Fiscal 2001" which shows that 38% of AirGate
PCS'  distribution  in  the first quarter of 2001 was through its 21 company-owned stores,  38%  was  through its 300+ third party retailers, 17% was through Sprint PCS and 7%  was  through  business-to-business.


Slide  12:

Graphic titled "National Retail Distribution" which lists the following retailers along with the AirGate PCS logo: RadioShack (listed above the AirGate
PCS logo), BestBuy, Circuit City, OfficeMax, Kmart and Staples (each listed below the AirGate PCS logo).


Slide  13:

Other  National  Sales  Channels

The slide shows that Sprint PCS' national accounts sales team, national inbound telemarketing sales force at (800) 480-4PCS and e-commerce sales platform www.sprintpcs.com each provide service to AirGate PCS' customers.



Slide  14:

Graphic titled "Rapid Customer Growth" which shows that in the first quarter of 2000 AirGate PCS had 0 customers, in the second quarter of 2000 AirGate had 6,378 customers, in the third quarter of 2000 AirGate PCS had 23,482 customers, in the fourth quarter of 2000 AirGate PCS had 56,689 customers and that for the first quarter of 2001, AirGate PCS has 103,440 customers.



Slide  15:

Chart titled RAPID CUSTOMER GROWTH showing:


                                                 US
                          AirGate   Alamosa   Unwired    Triton     Telecorp
                          -------  --------   -------   --------    --------

Total population (000)       7,100   12,500    9,700     13,300    35,000

Net additions               46,751   58,121   34,909     84,811    145,200

Net adds / week /
100,000 POPs                   51        36      28         49         32

</TABEL>

Slide 16:

EXPERIENCED MANAGEMENT TEAM



       NAME                  POSITION                          EXPERIENCE


Thomas Dougherty          President and CEO               Sprint PCS,
                                                          Bellsouth Mobility

Barbara Blackford         General Counsel                 Monsanto Company
                                                          Long, Aldridge & Norman

Alan Catherall            Chief Financial Officer         MCI

Mark Allen                Vice President Marketing        Conxus, APCS, Skytel

David Roberts             Vice President Engineering      Motorola
                          And Network Operations

Jonathan Pfohl            Vice President Sales and        Sprint PCS
                          Operations

Thomas Body               Vice President Strategic        American Mobile Phone Paging,
                          Planning                        Cellular One, MFS


Slide  17:

Competitive  Advantages:

-        Fastest  build-out  on  record

-        Co-location  results  in  significantly  lower  capex

-        Proven  ability  to  execute  and  attract  customers

-        Potential  for  higher  roaming  revenue

-        Sprint brand recognition with small company flexibility



Slide  18:

FINANCIAL  HIGHLIGHTS

Slide  19:

Cumulative  Sources  and  Uses  (through  2002)
($  in  millions)

SOURCES

IPO                                 $131

Senior subordinated discount notes   156

Lucent financing                     144

Total Sources                       $431


USES

Capital expenditures                $209

Working capital and operating losses 100

Debt service and fees                 51

Excess cash                           71

Total Uses                          $431


Slide  20:

Lucent  Technologies  Inc.  Financing


Commitment                   -   $153.5  Million
                             -   Equipment        $110.0  million
                             -   Working  Capital  $  43.5  million

Terms                        -   Interest  rate:  LIBOR  +  375  basis  points
                             -   Principal  repayments  begin  in  2004

Use  of proceeds              -   To finance the purchase of Lucent products and
                                 services  and  working  capital


Slide  21

CUSHION UNDER LUCENT COVENANTS


                             ACTUAL                      COVENANT AS OF
                           DEC 2000               DEC 2000           SEPT 2000

Covered POPs (millions)        5.6                  4.3                 4.6

Subscribers                   103,440               43,089              100,000

Total debt to capitalization     14%                   30%                 42%

Senior Debt to capitalization    14%                   30%                 42%

Service Revenues (millions)     $12.3                $4.8               $13.0


Slide 22:

Financial  Results  (in  thousands  except  Subscribers,  ARPU,  EPS)



                             9/30/00            12/31/00    Projected  12/31/00


Net New subscribers            33,207             46,751          26,000-28,000
ARPU                         $     56           $     54           $  53-56
Roaming  Revenue              $  7,621           $  7,388           $  7,500
EBITDA*                      $(18,069)          $(20,410)          (12M)-(14M)
EPS                          $  (2.30)          $  (2.64)          Not  provided
Capex                        $  27,989           $  10,610           $12 Million

*  Excluding  non-cash  stock  option  compensation  expenses

Slide  23:

MINUTES OF USAGE

Amounts in thousands

                     June 00   July 00  August 00   Sept 00  Oct 00  Nov 00  Dec 00

Columbia 1            3397      5689      7642       9046      11084   13165    17041

Columbia 2            5308      7637      9503       10430     12677   12977    16681

Greenville 1          5220      6156      7363        7743      9139   11304    15137

System total         13925     19482     24508      27218      32900   37447    48860




Slide 24

DROPPED CALLS


                     June 00   July 00  August 00   Sept 00  Oct 00  Nov 00  Dec 00

Columbia 1            5.4%      4.55%      3.87%       3.59%    4.96%  3.6%    3.2%

Columbia 2            4.4       4.4        3.93     3.45         3.1   2.9     2.8

Greenville 1          3.7       3.7        3.3      3.1          2.8   3.0     3.0



Slide 25

BLOCKED CALLS


                     June 00   July 00  August 00   Sept 00  Oct 00  Nov 00  Dec 00

Columbia 1            4.3%      3.8%      3.8%       3.7%      3.7%    3.2%    3.2%

Columbia 2            4.0       3.4       3.8        3.3        2.8    2.8     2.7

Greenville 1          2.5       2.8       2.4        2.3        2.3    3.4     2.5


Slide  26:

Why  Invest  in  AirGate  PCS?

-        Exclusive  Sprint  PCS  provider  to  over  7.1  million  POPs

-        Successful  execution  of  rapid  network  build-out

-        Nationally  recognized  Sprint  PCS  brand  name

-        Proven  ability  to  attract  customers

-        Sprint  is  local  exchange  carrier  for  30%  of  POPs  in  territory

-        Established  Sprint  PCS  back  office  and  support  services

-        Fully  financed  business  plan


Slide  27:

AirGate  PCS  logo
Nasdaq:  PCSA